UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 9, 2020

UNITED COMMUNITY BANKS, INC.
(Exact name of registrant as specified in its charter)

Georgia	001-35095	58-1807304
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification No.)

125 Highway 515 East
Blairsville, Georgia 30512
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(706) 781-2265

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common stock, par value $1 per share	UCBI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 1.01    Entry into a Material Definitive Agreement

Transaction with Three Shores Bancorporation, Inc.

Agreement and Plan of Merger

On March 9, 2020, United Community Banks, Inc., a Georgia corporation (“United”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Three Shores Bancorporation, Inc., a Florida corporation (“Three Shores”), pursuant to which Three Shores will be merged with and into United (the “Merger”). In addition, pursuant to the Merger Agreement, immediately following the Merger, Seaside National Bank & Trust, a national banking association and wholly-owned subsidiary of Three Shores (“Seaside”), will merge with and into United Community Bank, a Georgia state-chartered bank and wholly-owned subsidiary of United (the “Bank”) (the “Bank Merger” and, together with the Merger, the “Mergers”).

Pursuant to the Merger Agreement, at the effective time of the Merger (the “Effective Time”) each outstanding share of Three Shores common stock (“Three Shores Common Stock”) and Series D-1, Series D-2, Series D-3, and Series D-4 preferred stock issued and outstanding immediately prior to the Effective Time (collectively, “Three Shores Series D Preferred Stock” and, together with the Three Shores Common Stock, “Three Shores Capital Stock”) will be entitled to receive 0.33 shares of common stock, $1.00 par value per share, of United (“United Common Stock”). Each outstanding share of Three Shores Common Stock subject to vesting, repurchase or other lapse restrictions will become fully vested and be cancelled and converted into the right to receive 0.33 shares of United Common Stock. Cash will be paid in lieu of any fractional shares of United Common Stock. Each outstanding share of United Common Stock will remain outstanding and unaffected by the Merger. In addition to the United Common Stock to be issued in the Merger, United will pay approximately $25 million to extinguish all outstanding options to acquire (or make follow-on investments in) Three Shores Capital Stock.

The Merger Agreement has been approved by the boards of directors of United and Three Shores. The transaction is expected to close in the third quarter of 2020 subject to customary conditions, including the approval of (i) the holders of a majority of the outstanding shares of Three Shores Common Stock, (ii) the holders of a majority of the Three Shores Series D Preferred Stock, and (iii) the holders of majority of Three Shores Common Stock and Three Shores Series D Preferred Stock, voting together as a class (the “Three Shores Shareholder Approval”).

The Merger Agreement also provides that upon completion of the Merger, the officers and directors of United as of immediately prior to the Effective Time will continue to serve as the directors and officers of the surviving entity from and after the Effective Time.

The Merger Agreement contains customary representations and warranties that United and Three Shores made to each other as of specific dates each with respect to its and its subsidiaries’ businesses, and each party also has agreed to customary covenants, including, among others, covenants relating to the conduct of its business during the interim period between the execution of the Merger Agreement and the Effective Time. Three Shores has agreed to call a meeting of its shareholders for purposes of obtaining the Three Shores Shareholder Approval and, subject to certain customary exceptions, for Three Shores’ board of directors to recommend that its shareholders vote in favor of such approvals. Three Shores has also agreed to customary non-solicitation covenants relating to alternative acquisition proposals that prohibit Three Shores from, subject to certain customary exceptions, soliciting proposals relating to certain alternative acquisition proposals or entering into discussions or negotiations or providing confidential information in connection with certain proposals for an alternative acquisition.

The completion of the Mergers is subject to customary conditions, including (i) receipt of the Three Shores Shareholder Approval, (ii) authorization for listing on the Nasdaq of the shares of United Common Stock to be issued in the Merger, (iii) the receipt of required regulatory approvals, including the approval of the Federal Reserve Board, the Federal Deposit Insurance Corporation and the Georgia Department of Banking and Finance, (iv) effectiveness of the registration statement on Form S-4 for the United Common Stock to be issued in the Merger, and (v) the absence of any order, injunction or other legal restraint preventing or making illegal the completion of the Merger or any of the other transactions contemplated by the Merger Agreement. Each party’s obligation to complete the Merger is also subject to certain additional customary conditions, including (a) subject to certain qualifications, the accuracy of the representations and warranties of Three Shores, in the case of United, and of United, in the case of Three Shores, (b) performance in all material respects by Three Shores, in the case of United, and by United, in the case of Three Shores, of its obligations under the Merger Agreement, (c) receipt by United and Three Shores of opinions from their respective counsel to the effect that the Merger will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended and (d) in the case of United, that the holders of not more than five percent of the aggregate outstanding shares of Three Shores capital stock exercise their rights to dissent from the Merger and receive the “fair value” of their shares in cash.

The Merger Agreement provides certain termination rights for both United and Three Shores and further provides that a termination fee equal to $8,500,000 will be payable by Three Shores to United upon termination of the Merger Agreement under certain circumstances, including a termination as a result of Three Shores’ board of directors breaching its obligations with respect to giving notice of or making a recommendation in connection with the Three Shores shareholder meeting or refraining from soliciting alternative transaction proposals.

Three Shores Voting and Support Agreements

In connection with entering into the Merger Agreement, the directors and executive officers of Three Shores, and certain other holders of Three Shores Capital Stock, each in their respective capacities as shareholders, have entered into customary voting and support agreements in the form filed herewith as Exhibit 99.1 with United (the “Voting and Support Agreements”), pursuant to which each such shareholder agreed, among other things, to vote his, her or its shares of Three Shores Capital Stock in favor of approval of the Merger Agreement and the transactions contemplated therein and against alternative acquisition proposals. The Voting and Support Agreements also generally prohibit the sale or transfer of the shares held by each such stockholder. The Voting and Support Agreements terminate upon the earlier of (i) the consummation of the Merger, or (ii) the termination of the Merger Agreement.

The foregoing summary of the Merger Agreement and the Voting and Support Agreements is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement and the Voting and Support Agreements, which are filed herewith as Exhibits 2.1 and 99.1, respectively, and incorporated by reference herein. The representations, warranties and covenants of each party set forth in the Merger Agreement and the Voting and Support Agreements have been made only for purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement and the Voting and Support Agreements, as the case may be, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement and the Voting and Support Agreements instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (i) will not survive consummation of the Mergers, and (ii) were made only as of the date of the Merger Agreement or the Voting and Support Agreements, as the case may be, or such other date as is specified in the Merger Agreement or the Voting and Support Agreement, as applicable. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement or the Voting and Support Agreements, as the case may be, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement and the Voting and Support Agreements are included with this filing only to provide investors with information regarding the terms of the Merger Agreement and the Voting and Support Agreements, and not to provide investors with any other factual information regarding United. Three Shores, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding United, Three Shores, their respective affiliates and their respective businesses, and the information regarding the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the registration statement on Form S-4 of United that will include a proxy statement of Three Shores and a prospectus of United and that will be filed with the Securities and Exchange Commission (the “SEC”).

Item 8.01    Other Events.

On March 9, 2020, United issued a press release announcing the execution of the Merger Agreement and provided an investor presentation to interested parties concerning the Merger.

Cautionary Statements Regarding Forward-Looking Information.

This Current Report contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.. In general, forward-looking statements usually may be identified through use of words such as “may,” “believe,” “expect,” “anticipate,” “intend,” “will,” “should,” “plan,” “estimate,” “predict,” “continue” and “potential” or the negative of these terms or other comparable terminology, and include statements related to the expected timing of the closing of the Merger, the expected returns and other benefits of the Merger to shareholders, expected improvement in operating efficiency resulting from the Merger, estimated expense reductions resulting from the transactions and the timing of achievement of such reductions, the impact on and timing of the recovery of the impact on tangible book value, and the effect of the Merger on United’s capital ratios. Forward-looking statements are not historical facts and represent management’s beliefs, based upon information available at the time the statements are made, with regard to the matters addressed; they are not guarantees of future performance. Actual results may prove to be materially different from the results expressed or implied by the forward-looking statements. Forward-looking statements are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results or financial condition to differ materially from those expressed in or implied by such statements.

Factors that could cause or contribute to such differences include, but are not limited to (1) the risk that the cost savings and any revenue synergies from the Merger may not be realized or take longer than anticipated to be realized, (2) disruption from the Merger with customer, supplier, employee or other business partner relationships, (3) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement, (4) the failure to obtain the necessary approval by the shareholders of Three Shores, (5) the possibility that the costs, fees, expenses and charges related to the Merger may be greater than anticipated, (6) the ability by United to obtain required governmental approvals of the Merger, (7) reputational risk and the reaction of each of the companies’ customers, suppliers, employees or other business partners to the Merger, (8) the failure of the closing conditions in the Merger Agreement to be satisfied, or any unexpected delay in closing the Merger, (9) the risks relating to the integration of Three Shores’ operations into the operations of United, including the risk that such integration will be materially delayed or will be more costly or difficult than expected, (10) the risk of potential litigation or regulatory action related to the Merger, (11) the risks associated with United’s pursuit of future acquisitions, (12) the risk of expansion into new geographic or product markets, (13) the dilution caused by United’s issuance of additional shares of its common stock in the Merger, and (14) general competitive, economic, political and market conditions. Further information regarding additional factors which could affect the forward-looking statements can be found in the cautionary language included under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in United’s Annual Report on Form 10-K for the year ended December 31, 2019, and other documents subsequently filed by United with the SEC.

Many of these factors are beyond United’s and Three Shore’s ability to control or predict. If one or more events related to these or other risks or uncertainties materialize, or if the underlying assumptions prove to be incorrect, actual results may differ materially from the forward-looking statements. Accordingly, shareholders and investors should not place undue reliance on any such forward-looking statements. Any forward-looking statement speaks only as of the date of this communication, and neither United nor Three Shores undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. New risks and uncertainties may emerge from time to time, and it is not possible for United or Three Shores to predict their occurrence or how they will affect United or Three Shores.

United and Three Shores qualify all forward-looking statements by these cautionary statements.

IMPORTANT INFORMATION FOR SHAREHOLDERS AND INVESTORS

In connection with the proposed Merger, United intends to file a registration statement on Form S-4 with the SEC to register the shares of United's common stock that will be issued to Three Shores’ shareholders in connection with the Merger. The registration statement will include a proxy statement/prospectus and other relevant materials in connection with the proposed Merger. INVESTORS AND SECURITY HOLDERS, PRIOR TO MAKING ANY INVESTMENT OR VOTING DECISION, ARE URGED TO READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS WHEN IT BECOMES AVAILABLE (AND ANY OTHER DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IN CONNECTION WITH THE MERGER OR INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS) BECAUSE SUCH DOCUMENTS WILL CONTAIN IMPORTANT INFORMATION REGARDING THE PROPOSED MERGER. Investors and security holders may obtain free copies of these documents and other documents filed with the SEC on its website at www.sec.gov. Investors and security holders may also obtain free copies of the documents filed with the SEC by United on its website at www.ucbi.com.

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction.

PARTICIPANTS IN THE SOLICITATION

United, Three Shores and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Three Shores shareholders in connection with the proposed Merger. Information regarding the directors and executive officers of United and Three Shores and other persons who may be deemed participants in the solicitation of the shareholders of Three Shores in connection with the Merger will be included in the proxy statement/prospectus for Three Shores’ special meeting of shareholders, which will be filed by United with the SEC. Information about the directors and officers of United and their ownership of United common stock can also be found in United’s definitive proxy statement in connection with its 2019 annual meeting of shareholders, as filed with the SEC on March 29, 2019, and other documents subsequently filed by United with the SEC. Additional information regarding the interests of such participants will be included in the proxy statement/prospectus and other relevant documents regarding the Merger filed with the SEC when they become available.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits	The following exhibit index lists the exhibits that are either filed or furnished with this Current Report on Form 8-K.

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of March 9, 2020, by and between United Community Banks, Inc. and Three Shores Bancorporation, Inc.*

99.1	Form of Voting and Support Agreements, dated March 9, 2020, by and among United Community Banks, Inc., Three Shores Bancorporation, Inc., and certain holders of Three Shores Capital Stock.

99.2	Press Release of United Community Banks, Inc. dated March 9, 2020

99.3	Investor Presentation dated March 9, 2020

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

*Schedules and similar attachments have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant will furnish supplementally a copy of any omitted schedules or similar attachment to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED COMMUNITY BANKS, INC.

	By:	/s/ Jefferson L. Harralson
Jefferson L. Harralson
Executive Vice President and
Chief Financial Officer

Date: March 9, 2020